1

U.S.  SECURITIES  AND  EXCHANGE  COMMISSION
WASHINGTON,  DC  20549

FORM  8-K/A
CURRENT  REPORT

PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT OF 1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  EVEN  REPORTED):

COMMISSION  FILE  NUMBER:  3355254-26

SEAVIEW  UNDERWATER  RESEARCH,  INC.
(EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

NEVADA
(STATE  OR  OTHER  JURISDICTION  OF  INCORPORATION  OR  ORGANIZATION)

87-0438640
(I.R.S.  EMPLOYER  IDENTIFICATION  NUMBER)


4229  GULF  BLVD.,  ST.  PETE  BEACH,  FL  33706
727-866-1819
(ADDRESS  AND  PHONE  NUMBER  OF  PRINCIPAL  OFFICES)


GOPHER,  INC.
(FORMER  NAME  OR  FORMER  ADDRESS,  IF  CHANGED  SINCE  LAST  REPORT)


ITEM  1:  CHANGES  IN  CONTROL  OF  REGISTRANT

(A) ON MARCH 24, 1999, REGISTRANT ACQUIRED 100% OF THE TOTAL OUTSTANDING SHARES OF SEAVIEW UNDERWATER RESEARCH, INC., A FLORIDA CORPORATION, IN EXCHANGE FOR 5,000,000 SHARES OF THE COMPANY'S RESTRICTED COMMON STOCK AND
$250,000  CASH.  NO  BANK  LOANS  WERE  INVOLVED  IN  THE  PURCHASE.

THE CURRENT OFFICERS AND DIRECTORS OF REGISTRANT RESIGNED AND THE FOLLOWING OFFICERS AND DIRECTORS WERE APPOINTED TO FILL THE VACANT TERMS UNTIL THE NEXT ANNUAL ELECTION OF OFFICERS AND DIRECTORS:

RICHARD  L.  MCBRIDE,  PRESIDENT  &  DIRECTOR
JAMES  COX,  SECRETARY,  TREASURER  &  DIRECTOR
MILES  GOULD,  DIRECTOR
FRED  LESLIE,  DIRECTOR
CHARLES  CATO,  DIRECTOR
BRAD  GOULD,  DIRECTOR

 (1)                   (2)                  (3)                (4)
TITLE  OF       NAME/ADDRESS        AMOUNT  AND  NATURE  OF    PERCENT  OF
CLASS       OF  BENEFICIAL  OWNER     BENEFICIAL  OWNERSHIP      CLASS
--------    -------------------     --------------------     ----------
COMMON       RICHARD  L.  MCBRIDE    6,530,000  SHARES  (1)      64%


(1) 3,830,000 OF THESE SHARES WERE ISSUED IN CONNECTION WITH THE MERGER/ REORGANIZATION AND 2,700,000 SHARES WERE ISSUED PURSUANT TO A PROFESSIONAL SERVICES AGREEMENT BETWEEN MR. MCBRIDE AND REGISTRANT, DATED MARCH 25, 1999. (SEE EXHIBIT 2(A) ATTACHED HERETO.)

THERE ARE NO ARRANGEMENTS OR UNDERSTANDINGS AMONG MEMBERS OF BOTH THE FORMER AND NEW CONTROL GROUPS AND THEIR ASSOCIATES WITH RESPECT TO THE ELECTION OF DIRECTORS OF OTHER MATTERS.

(C)  EXHIBITS:

     EXHIBIT  NO.  2(A)  -  PROFESSIONAL  SERVICES  AGREEMENT


                             SIGNATURES
                             ==========

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                  SEAVIEW  UNDERWATER  RESEARCH,  INC.

DATED:  APRIL  14,  1999          BY:  /S/  RICHARD  L.  MCBRIDE,  PRESIDENT

     RICHARD  L.  MCBRIDE,
                                                PRESIDENT  &  DIRECTOR

                                  EXHIBIT 2(A)

                         PROFESSIONAL SERVICES AGREEMENT


     THIS PROFESSIONAL SERVICES AGREEMENT (AAGREEMENT@) IS MADE EFFECTIVE THIS 25TH DAY OF MARCH, 1999, BY AND BETWEEN, RICHARD L. MCBRIDE, A UNITED STATES CITIZEN AND RESIDENT OF THE STATE OF FLORIDA (ACONSULTANT@) AND, SEAVIEW UNDERWATER RESEARCH, INC., A FLORIDA CORPORATION (ACOMPANY@), WHOSE RESPECTIVE ADDRESSES ARE DESCRIBED BELOW UNDER SECTION 11(E), WITH RESPECT TO THE
FOLLOWING:

                                    RECITALS

     WHEREAS, CONSULTANT IS OFFERING TO COMPANY GENERAL BUSINESS CONSULTING SERVICES; AND

     WHEREAS, COMPANY WISHES TO RETAIN CONSULTANT TO ASSIST COMPANY IN, AMONG OTHER THINGS, ITS DAY-TO-DAY BUSINESS OPERATIONS.

     AGREEMENT

     NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES, COVENANTS, AND AGREEMENTS CONTAINED HEREIN, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH IS EXPRESSLY ACKNOWLEDGED BY COMPANY AND
CONSULTANT,  THE  PARTIES  HEREIN  HEREBY  AGREE  AS  FOLLOWS:

1.     ENGAGEMENT  OF  CONSULTANT.

CONSULTANT  HEREBY  AGREES  THAT IT SHALL USE ITS BEST EFFORTS TO ASSIST COMPANY
IN,  AMONG  OTHER  THINGS,  ITS  DAY-TODAY  OPERATIONS.

2.     COMPENSATION.

     COMPANY HEREBY AGREES THAT CONSULTANT SHALL BE COMPENSATED FOR ITS CONSULTING SERVICES (ACONSULTING SERVICES@) RENDERED PURSUANT TO THIS AGREEMENT, AS FOLLOWS:

I. COMPANY SHALL CAUSE TO BE ISSUED TO CONSULTANT 2,700,000 RESTRICTED SHARES OF COMPANY=S COMMON STOCK.

3.     EXPENSES.

     COMPANY AGREES TO ASSUME AND REIMBURSE ALL REASONABLE EXPENSES CONSULTANT INCURS IN CONJUNCTION WITH THE RESPONSIBILITIES IN HIS POSITION AS CONSULTANT.

4.     TERM  OF  AGREEMENT,  EXTENSIONS  AND  RENEWALS.

     UNLESS OTHERWISE AGREED TO WRITING BY THE PARTIES HEREIN, THIS AGREEMENT SHALL HAVE A TERM OF THIRTY-SIX MONTHS (36) MONTHS (THE "INITIAL CONSULTING PERIOD") FROM THE DATE OF EXECUTION ABOVE. THIS AGREEMENT MAY BE EXTENDED ON AN ANNUAL BASIS (THE "EXTENSION PERIOD") BY MUTUAL AGREEMENT OF THE PARTIES EXECUTED IN WRITING SPECIFYING THE COMPENSATION FOR THE EXTENSION PERIOD. SUCH NOTICE OF EITHER EXTENSION OR TERMINATION SHALL BE IN WRITING AND SHALL BE DELIVERED VIA U.S. CERTIFIED MAIL, WHEN APPLICABLE, EFFECTIVE TEN (10) DAYS AFTER DELIVERY TO THE OTHER PARTY.

5.     BREACH  OF  AGREEMENT.

     COMPANY  AGREES THAT FAILURE TO PAY CONSULTANT AS SPECIFICALLY SET FORTH IN
SECTION 2.I. OR FAILURE TO COMPLY WITH ANY SECTION HEREIN SHALL BE CONSIDERED A BREACH OF THIS AGREEMENT AND SHALL, AT CONSULTANT=S OPTION, BE VALID GROUNDS TO TERMINATE THIS AGREEMENT.

6.     BEST  EFFORTS  BASIS.

     CONSULTANT AGREES THAT IT WILL AT ALL TIMES FAITHFULLY, TO THE BEST OF ITS EXPERIENCE, ABILITY AND TALENTS, PERFORM ALL THE DUTIES THAT MAY BE REQUIRED OF AND FROM CONSULTANT PURSUANT TO THE TERMS OF THIS AGREEMENT.

7.     COMPANY=S  REPRESENTATIONS.

     COMPANY REPRESENTS, WARRANTS, AND COVENANTS TO CONSULTANT THAT EACH OF THE FOLLOWING ARE TRUE AND COMPLETE AS OF THE DATE OF THIS AGREEMENT:

A. CORPORATE EXISTENCE. COMPANY IS PRESENTLY A CORPORATION DULY ORGANIZED, VALIDLY EXISTING, AND IN GOOD STANDING UNDER THE LAWS OF THE FLORIDA, AND THAT RICHARD L. MCBRIDE, AS THE COMPANY=S SOLE OFFICER AND DIRECTOR, HAS FULL CORPORATE POWER AND AUTHORITY AND ALL NECESSARY GOVERNMENTAL AUTHORIZATION TO CARRY ON COMPANY BUSINESS AS IT IS NOW BEING CONDUCTED.

B. COMPANY=S AUTHORITY FOR AGREEMENT. THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREIN HAVE BEEN DULY AUTHORIZED BY THE COMPANY. THIS AGREEMENT HAS BEEN DULY EXECUTED AND DELIVERED BY COMPANY, AND CONSTITUTES THE VALID AND LEGALLY BINDING OBLIGATION OF COMPANY ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, EXCEPT TO THE EXTENT THAT ENFORCEABILITY MAY BE SUBJECT TO OR LIMITED BY BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM, OR OTHER SIMILAR LAWS AFFECTING CREDITOR RIGHTS GENERALLY. THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREIN WILL NOT CONFLICT WITH OR RESULT IN ANY VIOLATION OF ANY PROVISION OF COMPANY=S ARTICLES OF INCORPORATION OR BYLAWS. TO THE BEST OF COMPANY=S KNOWLEDGE, AFTER DUE INQUIRY, THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREIN WILL NOT CONFLICT WITH ANY MORTGAGE, INDENTURE, LEASE, CONTRACT, COMMITMENT, AGREEMENT, OR OTHER INSTRUMENT, PERMIT, CONCESSION, GRANT, FRANCHISE, LICENSE, JUDGEMENT, ORDER, DECREE, STATUTE, LAW, ORDINANCE, RULE, OR REGULATION
APPLICABLE  TO  COMPANY,  OR  ANY  OF  ITS  PROPERTIES  OR  ASSETS.

7. CONSENTS AND AUTHORIZATIONS. ANY CONSENT, APPROVAL, ORDER OR AUTHORIZATION OF, OR REGISTRATION, DECLARATION, COMPLIANCE WITH OR FILING WITH ANY GOVERNMENTAL OR REGULATORY AUTHORITY REQUIRED IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT TO PERMIT THE CONSUMMATION BY COMPANY AND CONSULTANT OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE ACCOMPLISHED IN A TIMELY MANNER AND IN ACCORDANCE WITH FEDERAL AND/OR STATE LAWS WHERE APPLICABLE.

8. LITIGATION THERE ARE NO JUDICIAL OR ADMINISTRATIVE ACTIONS, SUITS, PROCEEDINGS OR INVESTIGATIONS PENDING, OR TO THE KNOWLEDGE OF THE COMPANY, THREATENED WHICH MAY RESULT IN ANY LIABILITY ON THE PART OF THE COMPANY OTHER THAN WHAT HAS ALREADY BEEN DISCLOSED TO THE CONSULTANT.

9. IN CONSIDERATION OF MY BEING EMPLOYED BY SEAVIEW UNDERWATER RESEARCH, INC., CONSULTANT HEREBY AGREES THAT DURING AND UPON THE TERMINATION OF MY EMPLOYMENT AND NOTWITHSTANDING THE CAUSE OF TERMINATION, I SHALL NOT COMPETE WITH THE BUSINESS OF THE COMPANY OR ITS SUCCESSORS OR ASSIGNS, AND SHALL NOT DIRECTLY OR INDIRECTLY, AS AN OWNER, OFFICER, DIRECTOR, EMPLOYEE, CONSULTANT, OR STOCKHOLDER, ENGAGE IN THE BUSINESS OF UNDERWATER TELEVISION VIDEO MANUFACTURING, SALES OR MARKETING OR PARTICIPATE IN A BUSINESS SUBSTANTIALLY SIMILAR OR COMPETITIVE TO THE BUSINESS OF THE COMPANY. THIS NON-COMPETE CLAUSE SHALL BE IN FULL FORCE AND EFFECT FOR__ YEARS, COMMENCING WITH THE DATE OF EMPLOYMENT TERMINATION.

10.     MISCELLANEOUS.

A. AUTHORITY. THE EXECUTION AND PERFORMANCE OF THIS AGREEMENT HAVE BEEN DULY AUTHORIZED BY ALL REQUISITE CORPORATE ACTION. THIS AGREEMENT CONSTITUTES A VALID AND BINDING OBLIGATION OF THE PARTIES HERETO.

B. AMENDMENT. THIS AGREEMENT MAY BE AMENDED OR MODIFIED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO.

C. WAIVER. NO TERM OF THIS AGREEMENT SHALL BE CONSIDERED WAIVED AND NO BREACH EXCUSED BY EITHER PARTY UNLESS MADE IN WRITING. NO CONSENT WAIVER OR EXCUSE BY EITHER PARTY, EXPRESS OR IMPLIED SHALL CONSTITUTE A SUBSEQUENT CONSENT, WAIVER OR EXCUSE.

D.     ASSIGNMENT.

THE RIGHTS AND OBLIGATIONS OF THE CONSULTANT UNDER THIS AGREEMENT SHALL INURE TO THE BENEFIT OF AND SHALL BE BINDING UPON ITS SUCCESSORS AND ASSIGNS. THERE SHALL BE NO RIGHTS OF TRANSFER OR ASSIGNMENT OF THIS AGREEMENT BY COMPANY EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE CONSULTANT.

NOTHING IN THIS AGREEMENT, EXPRESSED OR IMPLIED, IS INTENDED TO CONFER UPON ANY PERSON OTHER THAN THE PARTIES AND THEIR SUCCESSORS, ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

E. NOTICES. ANY NOTICE OR OTHER COMMUNICATION REQUIRED OR PERMITTED BY THIS AGREEMENT MUST BE IN WRITING AND SHALL BE DEEMED TO BE PROPERLY GIVEN WHEN DELIVERED IN PERSON TO AN OFFICER OF THE OTHER PARTY, WHEN DEPOSITED IN THE UNITED STATES MAILS FOR TRANSMITTAL BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, OR WHEN DEPOSITED WITH A PUBLIC TELEGRAPH CORPORATION FOR TRANSMITTAL OR WHEN SENT BY FACSIMILE TRANSMISSION, CHARGES PREPAID PROVIDED THAT THE COMMUNICATION IS ADDRESSED:

I.     IN  THE  CASE  OF  CONSULTANT  TO:

     RICHARD  L.  MCBRIDE
200  MADONNA  BOULEVARD
TIERRE  VERDE,  FL.  33715


     II.     IN  THE  CASE  OF  COMPANY  TO:

     SEAVIEW  UNDERWATER  RESEARCH,  INC.
4229  GULF  BOULEVARD
ST.  PETE  BEACH,  FLORIDA  33706


OR TO SUCH OTHER PERSON OR ADDRESS DESIGNATED BY THE PARTIES IN WRITING TO RECEIVE NOTICE.

F. HEADINGS AND CAPTIONS. THE HEADINGS OF PARAGRAPHS ARE INCLUDED SOLELY FOR CONVENIENCE. IF A CONFLICT EXISTS BETWEEN ANY HEADING AND THE TEXT OF THIS AGREEMENT, THE TEXT SHALL CONTROL.

G. EFFECT OF PARTIAL INVALIDITY. IN THE EVENT THAT ANY ONE OR MORE OF THE PROVISIONS CONTAINED IN THIS AGREEMENT SHALL FOR ANY REASON BE HELD TO BE INVALID, ILLEGAL, OR UNENFORCEABLE IN ANY RESPECT, SUCH INVALIDITY, ILLEGALITY OR UNENFORCEABILITY SHALL NOT AFFECT ANY OTHER PROVISIONS OF THIS AGREEMENT, BUT THIS AGREEMENT SHALL BE CONSTRUCTED AS IF IT NEVER CONTAINED ANY SUCH INVALID, ILLEGAL OR UNENFORCEABLE PROVISIONS.

H. CONTROLLING LAW. THE VALIDITY, INTERPRETATION, AND PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO ITS LAW ON THE CONFLICT OF LAWS. ANY DISPUTE ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT IN A COURT OF COMPETENT JURISDICTION. THE PARTIES EXCLUDE ANY AND ALL STATUTES, LAW AND TREATIES WHICH WOULD ALLOW OR REQUIRE ANY DISPUTE TO BE DECIDED IN ANOTHER FORUM OR BY OTHER RULES OF DECISION THAN PROVIDED IN THIS AGREEMENT.

I. ATTORNEY FEES. IF ANY ACTION AT LAW OR IN EQUITY, INCLUDING AN ACTION FOR DECLARATORY RELIEF, IS BROUGHT TO ENFORCE OR INTERPRET THE PROVISIONS OF THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER REASONABLE ATTORNEY FEES, COURT COSTS, AND OTHER COSTS INCURRED IN PROCEEDING WITH THE ACTION FROM THE OTHER PARTY. THE ATTORNEY FEES, COURT COSTS OR OTHER COSTS, MAY BE ORDERED BY THE COURT IN ITS DECISION OF ANY ACTION DESCRIBED IN THIS PARAGRAPH OR MAY BE ENFORCED IN A SEPARATE ACTION BROUGHT FOR DETERMINING ATTORNEY FEES, COURT COSTS, OR OTHER COSTS. SHOULD EITHER PARTY BE REPRESENTED BY IN-HOUSE COUNSEL ALL PARTIES AGREE THAT PARTY MAY RECOVER ATTORNEY FEES INCURRED BY THAT IN-HOUSE COUNSEL IN AN AMOUNT EQUAL TO THAT ATTORNEY=S REASONABLE FEES FOR SIMILAR MATTERS, OR, SHOULD THAT ATTORNEY NOT NORMALLY CHARGE A FEE, BY THE REASONABLE RATE CHARGED BY ATTORNEYS WITH SIMILAR BACKGROUND IN THAT LEGAL COMMUNITY, CONSIDERING ALL RELEVANT FACTORS INCLUDING BUT NOT LIMITED TO THE SPECIALTY OR SPECIALIZATIONS, IF ANY, OF THE LEGAL SUBJECTS REQUIRED.

J. TIME IS OF THE ESSENCE. TIME IS OF THE ESSENCE OF THIS AGREEMENT AND OF EACH AND EVERY PROVISION HEREOF.

K. MUTUAL COOPERATION. THE PARTIES HERETO SHALL COOPERATE WITH EACH OTHER TO ACHIEVE THE PURPOSE OF THIS AGREEMENT, AND SHALL EXECUTE SUCH OTHER AND FURTHER DOCUMENTS AND TAKE SUCH OTHER AND FURTHER ACTIONS AS MAY BE NECESSARY OR CONVENIENT TO EFFECT THE TRANSACTIONS DESCRIBED HEREIN.

L. INDEMNIFICATION. COMPANY, COMPANY AND CONSULTANT AGREE TO INDEMNIFY, HOLD HARMLESS AND DEFEND THE OTHER FROM AND AGAINST ALL DEMANDS, CLAIMS, ACTIONS, LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES, INCLUDING WITHOUT LIMITATION, INTEREST, PENALTIES, COURT FEES, AND ATTORNEY FEES AND EXPENSES
ASSERTED AGAINST OR IMPOSED OR INCURRED BY EITHER PARTY BY REASON OF OR RESULTING FROM A BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT CONDITION OR AGREEMENT OF THE OTHER PARTY TO THIS AGREEMENT. NEITHER PARTY SHALL BE RESPONSIBLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL OR PUNITIVE DAMAGES.

M. NO THIRD PARTY BENEFICIARY. NOTHING IN THIS AGREEMENT, EXPRESSED OR IMPLIED, IS INTENDED TO CONFER UPON ANY PERSON, OTHER THAN THE PARTIES HERETO AND THEIR SUCCESSORS, ANY RIGHTS OR REMEDIES UNDER OR BY REASON OF THIS
AGREEMENT,  UNLESS  THIS  AGREEMENT  SPECIFICALLY  STATES  SUCH  INTENT.

N. FACSIMILE COUNTERPARTS. IF A PARTY SIGNS THIS AGREEMENT AND TRANSMITS AN ELECTRONIC FACSIMILE OF THE SIGNATURE PAGE TO THE OTHER PARTY, THE PARTY WHO RECEIVES THE TRANSMISSION MAY RELY UPON THE ELECTRONIC FACSIMILE AS A SIGNED ORIGINAL OF THIS AGREEMENT. FURTHER, THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS.

     IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DATE HEREIN ABOVE FIRST WRITTEN.


(ACONSULTANT@)  RICHARD  L.  MCBRIDE
/S/  RICHARD  L.  MCBRIDE                         DATED:  3/25/99

SEAVIEW  UNDERWATER  RESEARCH,  INC.
/S/  JAMES  COX,  DIRECTOR                         DATED:  3/25/99